SUPPLEMENT DATED SEPTEMBER 28, 2010
TO

PROSPECTUSES DATED APRIL 30, 2010
FOR SUN LIFE FINANCIAL MASTERS ACCESS NY, SUN LIFE FINANCIAL MASTERS EXTRA NY,
SUN LIFE FINANCIAL MASTERS CHOICE NY, AND SUN LIFE FINANCIAL MASTERS FLEX NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

Effective October 11, 2010, the MFS® Global Tactical Allocation Portfolio is added as a fund option under the “Asset Allocation Funds” category in each of the Build Your Own Portfolio models that were in existence prior to February 8, 2010, as shown in the “Build Your Own Portfolio” Appendix in each prospectus listed above.

Please retain this supplement with your Prospectus for future reference.

Build Your Own Portfolio (NY) 9/2010